Phoenix-Engemann Funds

                      Supplement dated December 15, 1998 to
            Statement of Additional Information dated April 30, 1998


         The disclosure contained in the Statement of Additional Information dated April 30, 1998 under the heading "Services of the Adviser" on page 14 is supplemented as follows:

         The following is inserted after the last paragraph:

                  The Adviser is an indirect subsidiary of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its seven investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


         Investors should retain this supplement with the Statement of Additional Information for future reference.




PDP 2011B/P (12/98)